UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2025

BRIDGELINE DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Sylvan Road, Suite G700
Woburn, MA 01801
(Address of principal executive offices, zip code)

(781) 376-5555
(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLIN	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement – Registered Direct Offering

On March 24, 2025, Bridgeline Digital, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with purchasers (the “Purchasers”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Registered Offering”), an aggregate of 1,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an offering price of $1.50 per share, for aggregate gross proceeds from the offering of approximately $1,500,000 before deducting the placement agent fee and related offering expenses.

WestPark Capital, Inc. is serving as the exclusive placement agent for the Registered Offering.

The Purchase Agreement contain customary representations and warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) during the 60-day period following the closing of the Registered Offering.

The Shares were offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-285176), which was filed with the Securities and Exchange Commission (the “Commission”) on February 24, 2025 and was declared effective by the Commission on February 27, 2025 (the “Registration Statement”), a base prospectus dated February 27, 2025 and a prospectus supplement dated March 24, 2025.

A copy of the opinion of Ruskin Moscou Faltischek, P.C. relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

The Registered Offering is expected to close on or about March 26, 2025, subject to the satisfaction of customary closing conditions.

In connection with the Registered Offering, the Company has also agreed to issue to WestPark Capital, Inc. or its designees warrants to purchase 70,000 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable immediately, will expire 5 years from the commencement of sales, and have an exercise price of $1.875 per share. Neither of the Placement Agent Warrants nor the shares of Common Stock issuable upon the exercise of the Placement Agent Warrants (the “Placement Agent Shares”) are registered under the Securities Act. The Placement Agent Warrants were and the Placement Agent Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act.

Subscription Agreement – Private Placement

On March 25, 2025, the Company separately entered into a form of subscription agreement (the “Subscription Agreements”) with certain accredited investors (each a “Private Purchaser”) relating to a private placement transaction and sale (the “Private Placement”) of 473,979 unregistered shares of the Common Stock at an offering price of $1.52 per share of Common Stock (the “Restricted Shares”), for aggregate gross proceeds from the Private Placement of approximately $720,448 before deducting related offering expenses.

The Private Purchasers include several officers and directors of the Company, including:

●	Roger “Ari” Kahn, the Company’s Chief Executive Officer who is subscribing for approximately $50,668 of the Restricted Shares;

●	Joni Kahn, the Chairperson of the Board who is subscribing for approximately $10,000 of the Restricted Shares; and

●	Michael Ketslakh, a director who is subscribing for approximately $600,000 of the Restricted Shares.

The Subscription Agreement contains customary representations and warranties and agreements of the Company and the Private Purchasers and customary indemnification rights and obligations of the parties.

The Restricted Shares have not been registered under the Securities Act. The Restricted Shares will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder.

The Private Placement is expected to close on or about March 26, 2025, subject to the satisfaction of customary closing conditions.

The foregoing summaries of the form of Placement Agent Warrant, the form of Purchase Agreement and the form of Subscription Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 4.1, 10.1, and 10.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above related to the Placement Agent Warrant, the Placement Agent Shares, and the Restricted Shares is incorporated herein by reference into this Item 3.02.

Item 8.01.	Other Events.

On March 25, 2025, the Company issued a press release announcing the Registered Offering and the Private Placement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Placement Agent Warrant.
5.1	Opinion of Ruskin Moscou Faltischek, P.C.
10.1	Form of Securities Purchase Agreement, dated as of March 24, 2025, by and among the Company and the purchasers party thereto.
10.2	Form of Subscription Agreement, dated as of March 25, 2025.
23.1	Consent of Ruskin Moscou Faltischek, P.C. (included in Exhibit 5.1).
99.1	Press Release, dated March 25, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)
Date: March 25, 2025

	By:	/s/ Thomas R. Windhausen
Thomas R. Windhausen
Chief Financial Officer